EXHIBIT 99.906CERT

    CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the attached report of the registrant on Form N-CSR to be filed with the Securities and Exchange Commission (the "Report"), each of the undersigned officers of the registrant does hereby certify, to the best of such officer's knowledge, that:

1. The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly represents, in all material respects, the financial condition and results of operations of the registrant as of, and for, the periods presented in the Report.


Date:    June 30, 2006


         JUDE T. DRISCOLL
____________________________________

By:      Jude T. Driscoll
Title:   Chief Executive Officer
Date:    June 30, 2006



         MICHAEL P.BISHOF
____________________________________

By:      Michael P. Bishof
Title:   Chief Financial Officer
Date:    June 30, 2006